UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): May 12, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)
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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press release of Conseco, Inc. issued May 12, 2004.



Item 9.  Regulation FD Disclosure.

     On May 12, 2004, Conseco, Inc. (the "Company") announced that it was calling for redemption all of the issued and outstanding shares of its class A senior cumulative convertible exchangeable preferred stock on the redemption date of June 11, 2004. The Company will pay a redemption price of $25.72916 per share of class A preferred stock. To fund the redemption, the Company is using a portion of the proceeds it received from the offerings of 44,000,000 shares of its common stock and 24,000,000 shares of its 5.50% class B mandatorily convertible preferred stock that it completed on May 12, 2004. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

May 12, 2004
                                           By:  /s/ William J. Shea
                                                ------------------------
                                                William J. Shea
                                                  President and Chief
                                                  Executive Officer